                                                                   EXHIBIT 99.2

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

-----------------------------------------------------------------------------------------------------------------------------------
A.  MONTHLY RECEIVABLES ACTIVITY
                                                                  HOME FASHIONS        ALAMAC                     TOTAL
1.       BEGINNING MONTHLY RECEIVABLES BALANCE                                                               239,868,224.36

2.       Plus:  Invoices                                         109,786,721.32      14,052,597.92           123,839,319.24

3.       Less:  Cash Collections                                                                            (128,293,544.11)

4a.      Less:  Cash Discounts                                      (259,442.01)        (25,083.04)             (284,525.05)
4b.      Less:  Returns & Allowances                              (1,972,370.38)       (479,411.02)           (2,451,781.40)
4c.      Less:  Other Credits                                       (809,438.76)        179,429.06              (630,009.70)
               ---------------------                             --------------         ----------           --------------
4d.             Total Dilution                                    (3,041,251.15)       (325,065.00)           (3,366,316.15)

5.       Less:  Advertising Credits                               (1,134,712.28)              0.00            (1,134,712.28)

6.       Less:  Net Write-Offs                                      (114,482.44)       (157,143.55)             (271,625.99)

7.       Less:  Miscellaneous                                                                                 (1,050,834.25)
                                                                                                             --------------

8.       ENDING MONTHLY RECEIVABLES BALANCE                                                                  229,590,510.82
                                                                                                             ==============


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
B.  TURNOVER DAYS
1.       Turnover Days  =   ( a  +  b )  /  2   x   ( 30  /  c )
                                                                                            HOME FASHIONS          ALAMAC
  (a).   Aggregate Receivables Balance as of beginning of immediately preceding            199,464,881.34      40,403,343.02
            Calculation Period
  (b).   Aggregate Receivables Balance as of most recent Cut-Off Date                      193,726,344.11      35,864,166.71
  (c).   Aggregate Receivables generated during preceding Calculation Period               109,786,721.32      14,052,597.92
             (see A.2)
                                                                                           --------------      -------------
2.       TURNOVER DAYS (TD)                                                                         53.70              81.40
                                                                                           --------------      -------------

                                                                                                               -------------
3.       COMBINED TURNOVER DAYS                                                                                        56.90
                                                                                                               -------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
C.  INVESTOR CERTIFICATES AND  PURCHASED INTERESTS

1.       INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):

         Investor Revolving Certificates                          0.00
         Class A Fixed Principal Certificates           115,000,000.00
         Class B Fixed Principal Certificates            18,000,000.00
         Purchased Interests                                      0.00
                                                        --------------
         Investor Invested Amount                       133,000,000.00
                                                        ==============

2.       INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):

         Investor Revolv. Cert                                    0.00%
         Class A Fixed Principal Certificates                     5.96%
         Class B Fixed Principal Certificates                     6.26%
         Purchased Interests                                      0.00%
                                                        --------------
         Weighted Avg. Interest Rate                              6.00%
                                                        ==============


 3.      INVESTOR INVESTED AMOUNT ON THE DATE OF
         ISSUANCE (SERIES 1994-1 CERTIFICATES) :

         Class A Fixed PrincipalCertificates            115,000,000.00
         Class B Fixed Principal Certificates            18,000,000.00

                                                        --------------
         Investor Invested Amount                       133,000,000.00
                                                        ==============

4.       AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
         (AS OF MOST RECENT CUT-OFF DATE):

         Principle Funding Account Balance                        0.00
                                                        ==============

5.       WPS REVOLVING CERTIFICATE AMOUNT
        (AS OF MOST RECENT CUT-OFF DATE):


         WPS Revolving Certificate Amount                 2,263,715.68
                                                        ==============

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

=============================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------
D.  LOSS RESERVE RATIOS

I.  CLASS B

     Loss Reserve Ratio    =    2.0    x     a     x    ( b  /  c )    x     d
     where:

     (a)      highest 3-mon. average over the past 12 months of the "Aged
              Receivables Ratio" ending on most recent Cut-Off Date   (see Schedule A)                                  0.43%
     (b)      sum of total Receivables generated over past 4 months  (see Schedule A)                         578,406,271.44
     (c)      Balance of Eligible Receivables at most recent Cut-Off Date
                (see Daily Report for most recent Cut-Off Date)                                               201,734,580.34
     (d)      "Payment Term Variable"   (see below)                                                                    1.000

              Payment Term Variable, calculated with respect to each division, shall equal
              (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are
              50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days.
              (also see Definitions.)

1.   LOSS RESERVE RATIO   (Class B only)                                                                                2.47%



II.  CLASS A

     Loss Reserve Ratio    =       2.5    x     a     x    ( b  /  c )    x     d
     where: (a), (b), (c) and (d) are defined and provided above.

2.   LOSS RESERVE RATIO   (Class A only)                                                                                3.08%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
E. Dilution Reserve Ratios

I.  CLASS B

     Dilution Reserve Ratio =   [ ( 2.0   x    a  )   +  ( ( b   -   a   )  x  (  b    /   a  ) ) ]   x   ( c  /  d )

     (a)      average of "Dilution Ratios" over the past 12 months  (see Schedule B)                                    2.40%
     (b)      highest 2-month  "Dilution Ratio" over the past 12 months  (see Schedule B)                               3.19%
     (c)      total sales over the past 2 months  (see Schedule B)                                            255,610,922.24
     (d)      Balance of  Eligible Receivables at most recent Cut-Off Date (see D.1(c))                       201,734,580.34

1.   DILUTION RESERVE RATIO  (Class B only)                                                                             7.41%

II.  CLASS A

     Dilution Reserve Ratio =  [ ( 2.5  x  a )     +     ( (  b   -   a   )   x  (  b   /  a  ) )  ]   x   ( c  /  d )
     where: (a), (b), (c) and (d) are defined and provided above.

2.   DILUTION RESERVE RATIO  (Class A only)                                                                             8.93%
-----------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

                                                                         page 3

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
F. APPLICABLE RESERVE RATIO

1.       Minimum Required Reserve Ratio                                                                                 14.00%  (1)
2.       Sum of Required Reserve Ratios (for Class B):
                  Loss Reserve Ratio  (see D.1)                                                                          2.47%
                  Dilution Reserve Ratio  (see E.1)                                                                      7.41%
                                                                                                                        -----
                                                                                                                         9.88%  (2)

3.       10% plus the product of (i) and (ii) where:                                                                    10.00%
         (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))                                              2.40%
         multiplied by:
         (ii)     Invoices generated over latest 2 months                  =               255,610,922.24 =
              -----------------------------------------------                              --------------
                  Unpaid Balance of Receivables                                            229,590,510.82                1.11
                                                                                                                        -----
                                                                                                                        12.68%  (3)


4.       APPLICABLE RESERVE RATIO   *                                                                                   14.00%

*  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum Required Reserve Ratio, (2) the sum of the
   Required Reserve Ratios and (3) the factor calculated in F.3.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
G.  DISCOUNT RATE RESERVE
         ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING
               INFORMATION IS USED IN THAT CALCULATION. ***

1.       Carrying Costs estimated to accrue over the next  Calculation Period                                    1,150,000.00
         (excluding interest on the WPS Finco Note)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
H.  GENERAL INFORMATION

1.       Servicer's Fee for the most recent Calculation Period                                                     384,773.91
                                                                                                            =================


2.       Trustee's Fee for the most recent Calculation Period                                                        1,416.67
                                                                                                            =================


3.       Accumulated amount paid to the Sellers for reinvestment in new Receivables
         during the revolving period for Series 1994-1 Certificates (inception to liquidation)               4,791,958,613.26
                                                                                                            =================

------------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
I.  LOSS TO LIQUIDATION RATIO

1.     Receivables (net of recoveries) that were written off as uncollectible (excluding write-offs of interest on past due Receivables) or converted into promissory notes:
       ------------------------------------------------------------------------------------------

                                                                           HOME FASHIONS          ALAMAC             TOTAL
                                                                           -------------          ------             -----
                Preceding Calculation Period (see A.6)                       114,482.44         157,143.55         271,625.99
                2nd Preceding Calculation Period                                   0.00               0.00               0.00
                3rd Preceding Calculation Period                                   0.00               0.00               0.00

2.     Total Cash Collections
       --------------------------
                Preceding Calculation Period (see A.3)                   110,360,980.69      17,932,563.42     128,293,544.11
                2nd Preceding Calculation Period                         123,523,125.07      17,169,922.35     140,693,047.42
                3rd Preceding Calculation Period                         155,346,492.97      21,212,525.19     176,559,018.16


4.     Loss to Liquidation Ratio =   [3 months total of (1)] / [3 months total of (2)]

       LOSS TO LIQUIDATION RATIO =                                                 0.03%              0.28%              0.06%
                                                                         --------------      -------------     --------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
J.  LIQUIDATION EVENTS AND PAYOUT EVENTS
                                                                                                          Number of
1.     Portfolio-Based Liquidation Events (see 9.01 of PSA):                                            Business Days    Triggered?
                                                                                                        -------------    ----------

  A.   The calculated amount of (i) the difference of (a) sum of the Certificate Calculation Amount           5.00            NO
       plus PI Calculation Amount, and (b) the amount of funds then on deposit in the Equalization
       Account exceeds (ii) the Base Amount

2.     Portfolio-Based Payout Events (see Series Supplements):                                           Trigger Percentage

  A.   (Class A Reserves - funds in Special Reserve Acct)  > Trigger Percentage               40%, if WestPoint Receivables make up
       --------------------------------------------------                                       90% or more of Net Elig. Receivables
                   Net Eligible Receivables                                                   35%, on any other day
                                                                                                                              NO
  B.   For the last Business Day of any three consecutive Calculation Periods:

                    (Amt of funds in Equalization Acct and Set Aside Acct)             >           35%        -----           NO
         ---------------------------------------------------------------------------
         Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)


3.     Other Liquidation Events:
                Triggered ?              NO
                                         --

                If yes, explain below.

4.     Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)
                Triggered ?              NO
                                         --

                If yes, explain below.
------------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

=======================================================================================================================
-----------------------------------------------------------------------------------------------------------------------
K.  DISCOUNT RATE

1.    Discount Rate  =  12    x    a    /    b

(a)   Carrying Costs accrued during the most recent Calculation Period              1,236,000.00
          (including WPS Finco Note interest)
(b)   Aggregate Unpaid Balance of all Receivables as of the most recent           229,590,510.82
      Cut-off Date  (see A.8)
                                                                                  --------------
2.    DISCOUNT RATE                                                                         6.46%
                                                                                  --------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
L.  PURCHASE PRICE PERCENTAGE             (See Section 2.2 of RPA)

                                                                                   HOME FASHIONS            ALAMAC
                                                                                   -------------            ------
1.    Turnover Days (TD)   (see B.2)                                                        53.70            81.40

2.    Profit Discount                                                                       0.20%             0.20%

3.    Purchase Discount Reserve Ratio  (PDRR)

      PDRR =      ( TD / 360  x  Discount Rate )  +  Profit Discount   =                    1.16%             1.66%

4.    Loss to Liquidation Ratio  (LLR)     (see I.4)                                        0.03%             0.28%

5.    Purchase Price Percentage  (PPP)

      PPP =    100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =                 98.81%            98.06%

                                                                                           -----             -----
6.    PURCHASE PRICE PERCENTAGE                                                            98.81%            98.06%
                                                                                           -----             -----

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD


1.    Total amount distributed in the preceding Calculation Period                    $ AMOUNT          INTEREST RATE
                                                                                     -----------        -------------
               (A)   Class A Certificateholders                                       540,979.17             N/A
               (B)   Class B Certificateholders                                        89,175.00             N/A
               (C)   Investor Revolving Certificateholders (non-use fees not incl)     38,333.33             N/A

2.    Total amount allocable to Interest and Interest Rate

               (A)   Class A Certificateholders                                       540,979.17            5.6450%
               (B)   Class B Certificateholders                                        89,175.00            5.9450%
               (C)   Investor Revolving Certificateholders (non-use fees not incl)     38,333.33            5.7500%

3.    Total amount allocable to Principle

               (A)   Class A Certificateholders                                             0.00             N/A
               (B)   Class B Certificateholders                                             0.00             N/A
               (C)   Investor Revolving Certificateholders                                  0.00             N/A
-----------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
N.  DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                                                 Dollar Amount           % Ending Rec Bal
                                                                                 -------------           ----------------

1.   Delinquent   1 -  30 days                                                   16,559,222.34                       7.21%
     Delinquent  31 -  60 days                                                    5,175,594.38                       2.25%
     Delinquent  61 -  90 days                                                    1,335,888.22                       0.58%
     Delinquent  91 - 120 days                                                      456,603.11                       0.20%
     Delinquent  over  120 days                                                   1,392,743.71                       0.61%
                                                                                 -------------            ---------------
     Total Delinquent Balance                                                    24,920,051.76                      10.85%

2.   Ending Monthly Receivables Balance  (see A.8)      229,590,510.82

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AGED RECEIVABLES RATIO                                                                                                   SCHEDULE A
                                     91 TO
                                    120 DAYS
                                    PAST DUE                SALES
                                    --------                -----
PRECEDING CUT-OFF DATE              456,603.11          123,839,319.24
2ND PREC. CUT-OFF DATE              265,353.85          131,771,603.00
3RD PREC. CUT-OFF DATE              216,035.71          182,978,539.65
4TH PREC. CUT-OFF DATE              377,741.61          139,816,809.55
5TH PREC. CUT-OFF DATE              264,131.94          150,740,100.48


AGED RECEIVABLES RATIO    =     Rec. 91 to 120 days past due as of Prec Calc Pd
                                plus write-offs per Aged Receiv. Ratio definition        =                     456,603.11
                                -------------------------------------------------                          --------------
                                        Sales in month 4 mos. prior                                        150,740,100.48


                          =          0.30%
                                ---------

*  see "Definitions" for further explanation

AGED RECEIVABLES RATIO:
-----------------------
Preceding Calculation Period (from above)                                                                            0.30%
2nd Preceding Calculation Period (from preceding Settlement Statement)                                               0.17%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                                           0.16%

PRECEDING MONTH'S 3-MONTH AVERAGE OF AGED RECEIVABLES RATIO                                                          0.21%
 2nd preceding month's  3-month average of Aged Receivables Ratio                                                    0.21%
 3rd                   "                                                                                             0.22%
 4th                   "                                                                                             0.25%
 5th                   "                                                                                             0.34%
 6th                   "                                                                                             0.36%
 7th                   "                                                                                             0.43%
 8th                   "                                                                                             0.31%
 9th                   "                                                                                             0.34%
 10th                  "                                                                                             0.27%
 11th                  "                                                                                             0.29%
 12th                  "                                                                                             0.21%


HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                          0.43%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

DILUTION RATIO                                                      SCHEDULE B

         Dilution Ratio   =          Total Dilution in Calculation Period
                               ------------------------------------------------
                                 Sales in month two Calculation Periods prior


                                                                                                           2-MON. AVG
                                                                                                             OF THE
                                       DILUTION                    SALES              DILUTION RATIO     DILUTION RATIO
                                       --------                    -----              --------------     --------------
PRECEDING CUT-OFF DATE               3,366,316.15              123,839,319.24               1.84%             1.84%
2ND PREC. CUT-OFF DATE               2,575,683.11              131,771,603.00               1.84%             2.07%
3RD PREC. CUT-OFF DATE               3,450,695.00              182,978,539.65               2.29%             1.93%
4TH PREC. CUT-OFF DATE               2,445,581.77              139,816,809.55               1.58%             1.85%
5TH PREC. CUT-OFF DATE               2,926,509.01              150,740,100.48               2.16%             2.39%
6TH PREC. CUT-OFF DATE               3,217,459.28              155,240,862.90               2.65%             2.53%
7TH PREC. CUT-OFF DATE               3,536,487.28              135,678,578.17               2.44%             2.39%
8TH PREC. CUT-OFF DATE               2,791,631.38              121,499,827.00               2.33%             2.63%
9TH PREC. CUT-OFF DATE               3,537,197.81              145,207,903.51               2.91%             2.67%
10TH PREC. CUT-OFF DATE              3,094,301.11              119,648,074.96               2.44%             2.84%
11TH PREC. CUT-OFF DATE              3,893,519.45              121,377,709.60               3.27%             3.19%
12TH PREC. CUT-OFF DATE              3,694,621.39              126,806,177.55               3.11%             2.29%
13TH PREC. CUT-OFF DATE              2,717,124.29              119,227,257.18
14TH PREC. CUT-OFF DATE              3,022,987.70              118,907,188.29
15TH PREC. CUT-OFF DATE              4,790,533.16              160,926,640.46
16TH PREC. CUT-OFF DATE                308,143.01              147,526,367.79

AVERAGE OVER PAST 12 MONTHS                                                                 2.40%
                                                                                            ----

HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                   3.19%
                                                                                                              ----

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

------------------------------------------------------------------------------------------------------------------------------------
AVAILABLE SUBORDINATION AMOUNT   (CALCULATE DURING LIQUIDATION PERIOD)                                              SCHEDULE C


A.  On Liquidation Commencement Date

1.     Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day               0.00
2.     Less:  Certificate Calculation Amount as of next preceding Business Day                                 0.00
3.     Less:  PI Calculation Amount as of next preceding Business Day                                          0.00
4.     Plus:  Balance of deposit in Equalization Account at end of next preceding Business Day                 0.00
5.     Less:  Discount Rate Reserve as of next preceding Business Day                                          0.00
                                                                                                               ----

6.     AVAILABLE SUBORDINATION AMOUNT                                                                          0.00


B. On each Settlement Date after the Liquidation Commencement Date

1.     Available Subordination Amount as calculated on next preceding Settlement Date                          0.00
2.     Less:  Charge-off Amount (if positive) for most recently ended Calculation Period                       0.00
3.     Plus:  Net Recoveries (if positive) for most recently ended Calculation Period                          0.00
                                                                                                               ----
4.     AVAILABLE SUBORDINATION AMOUNT                                                                          0.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ALLOCABLE CHARGED-OFF AMOUNT     (CALCULATE DURING LIQUIDATION PERIOD)                                              SCHEDULE D

A.     If Available Subordination Amount is greater than zero, the Allocable Charged-off Amount equals 0.

B.     On the first Settlement Date on which the Available Subordination Amount is reduced to 0,
         Allocable Charged-off Amount equals (1) minus (2), if positive:

       1.     Charged-off Amount for most recently ended Calculation Period                                    0.00
       2.     Available Subordination Amount as of next preceding Settlement Date                              0.00
                                                                                                               ----
                         Allocable Charged-off Amount                                                          0.00

C.     On each subsequent Settlement Date, the Allocable Charged-off Amount equals the
         Charged-off Amount (if positive) for the most recently ended Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
       1. WPSF Allocation Percentage           0.00
       2. Allocable Charged-off Amount         0.00
                                               ----
       3. WPSF allocation (1) x (2)                 -------  >>                                                          0.00


Second, to the Investor Certificates and Purchased Interests:

       (i) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their                      0.00
          respective Class Allocation Percentages, until their respective Class Invested Amounts and PI Invested Amounts have been reduced to 0

       (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their respective                      0.00
           Class Allocation Percentages, until their respective Class Invested Amounts have been reduced to 0.
                                                                                                                         ----
                                                                                                                         0.00
------------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

------------------------------------------------------------------------------------------------------------------------------------
NET RECOVERIES    (CALCULATE DURING LIQUIDATION PERIOD)                                                             SCHEDULE E


A.       If Available Subordination Amount is greater than zero, the allocable Net Recoveries equals 0.

B.       Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding Purchased Interests and the WPSF Revolving Certificate as follows:

First, to WPSF Revolving Certificate:
       1. WPSF Allocation Percentage                       0.00
       2. Total Net Recoveries                             0.00
                                                           ----
       3. WPSF allocation (1) x (2)                                                                                           0.00

Second, to the Investor Certificates and Purchased Interests:

      (i) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation            0.00
         Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested
         Amounts on account of Allocable Charged-Off Amounts have been reinstated

      (ii) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective Class          0.00
          Allocation Percentages, until all previous reductions to their respective Class Invested Amounts and PI
          Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated
                                                                                                                              ----
                                                                                                                              0.00
------------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


                     INFORMATION FOR SETTLEMENT STATEMENT

                                 JANUARY 1997

G(1).        ESTIMATED CARRYING COSTS TO ACCRUE  12/29-2/01
                                                 ----------

INTEREST:  /360   # DAYS        INT RATE     CERT. AMOUNT                      CALC. INTEREST
                                                                               --------------
            360      20          5.9575%    115,000,000.00       12/29-1/17      380,618.06
            360      20          6.2575%     18,000,000.00       12/29-1/17       62,575.00
            360      15          5.9575%    115,000,000.00        1/18-2/01      285,463.54
            360      15          6.2575%     18,000,000.00        1/18-2/01       46,931.25
            360                                                                        0.00
            360                                                                        0.00
            360                                                                        0.00
            360                                                                        0.00
                                                                                 ----------
                                                                                 775,587.85


NON-USE:   /360   # DAYS        INT RATE      UNUSED AMT.                        CALC. FEE
                                                                                 ---------
            360      35          0.3000%    27,000,000.00        12/29-2/01      7,875.00
            360                                                  ----------          0.00
            360                                                  ----------          0.00
            360                                                                      0.00
            360                                                                      0.00
            360                                                                      0.00
            360                                                                      0.00
            360                                                                      0.00
                                                                                 --------
                                                                                 7,875.00
CURRENT MONTH SERVICE FEE: (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF PRECEDING CALC PERIOD
    DIVIDED BY 12)
                                  ENDING A/R                                    CALC. FEE
                                --------------                                -------------
           2.00%     12          220,122,050.66                                  366,870.08


TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE
    (ROUNDED TO 000)               PLUS SERVICE FEE)                           1,150,000.00
                                                                               ------------

                     INFORMATION FOR SETTLEMENT STATEMENT

                                 JANUARY 1997



I(2).  CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND ALAMAC

                              H. FASHIONS               ALAMAC                  TOTAL

BEGINNING A/R                  199,464,881.34          40,403,343.02          239,868,224.36
SALES                          109,786,721.32          14,052,597.92          123,839,319.24
COLLECTIONS**                 (110,360,980.69)        (17,932,563.42)        (128,293,544.11)
DILUTION                        (3,041,251.15)           (325,065.00)          (3,366,316.15)
ADVERTISING                     (1,134,712.28)                  0.00           (1,134,712.28)
WRITE-OFFS                        (114,482.44)           (157,143.55)            (271,625.99)
MISC.*                            (873,831.99)           (177,002.26)          (1,050,834.25)
                              ---------------         --------------         ---------------
ENDING A/R                     193,726,344.11          35,864,166.71          229,590,510.82
                         OK                      OK                      OK


*   SPLIT BETWEEN  H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

**  FORCE


K(1)(A).  CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
              (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST SCHEDULE)
                     INTEREST                                                     682,655.83
                     NON-USE FEE                                                    6,175.00
                     SERVICE FEE                                                  384,773.91
                     FINCO NOTE INTEREST                                          162,494.93

                     TOTAL (ROUNDED TO 000)                                     1,236,000.00


                                                    A/R BALANCE BY TERMS TYPE                                     @ 12/28/96
                                                                                                                  ----------

                                                                                             A/R AMOUNT
                                                       -------------------------------------------------------------------------
                    DIVISION                               30 DAYS               60 DAYS             OTHER            TOTAL
                  ------------                         -------------------------------------------------------------------------
              ALAMAC                                       462,594.84         36,940,115.96     (1,538,544.09)     35,864,166.71

              % TO TOTAL                                         1.29%               103.00%            -4.29%


              HOME FASHIONS                            159,208,329.52         31,506,028.06      3,011,986.53     193,726,344.11

              % TO TOTAL                                        82.18%                16.26%             1.55%


              TOTAL                                    159,670,924.36         68,446,144.02      1,473,442.44     229,590,510.82

              % TO TOTAL                                        69.55%                29.81%             0.64%


                                  WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES

              30 DAYS             % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                                               21.06
              60 DAYS             % TO TOTAL FOR 60 DAYS TIMES 60                                                          17.89
                                                                                                                  --------------
              TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                                         38.94
                                                                                                                  ==============

                                    PAYMENT TERM VARIABLE
                                                                                                                  --------------
              IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00                                                     1.00
              IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
              IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
              IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
              IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375
                                                                                                                  --------------


                      ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE


                                                                 OVERDUE POSITION
                       TOTAL          -----------------------------------------------------------------------
   DIVISION          RECEIVABLE           TOTAL           TO 30 DAYS           31 - 60 DAYS      61 - 90 DAYS
                                      -----------------------------------------------------------------------
HOME FASH.         191,361,178.39     21,804,363.40     15,107,190.70          4,483,082.63      1,210,623.93
ALAMAC              35,864,166.71      2,166,249.18      1,129,252.83            169,702.18         62,943.28
CORPORATE            2,365,165.72        949,439.18        322,778.81            522,809.57         62,321.01
                   ------------------------------------------------------------------------------------------

                   ------------------------------------------------------------------------------------------
TOTAL              229,590,510.82     24,920,051.76     16,559,222.34          5,175,594.38      1,335,888.22
                   ------------------------------------------------------------------------------------------


                    --------------------------------
   DIVISION         91 - 120 DAYS      OVER 120 DAYS
                    --------------------------------
HOME FASH.             335,664.54         667,801.60
ALAMAC                  94,206.62         710,144.27
CORPORATE               26,731.95          14,797.84

                    --------------------------------
TOTAL                  456,603.11       1,392,743.71
                    --------------------------------

                        [WESTPOINT STEVENS LETTERHEAD]




                                                              January 15, 1997


       TO:  Chemical Bank
            The First National Bank of Chicago
            WPS Receivables Corporation
            Standard & Poor's Ratings Group
            Moody's Investor Services

            WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

            1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

            2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

            IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of January, 1997.

                                            WESTPOINT STEVENS INC.



                                            By: /s/ Craig J. Berlin
                                               -------------------------
                                               Craig J. Berlin
                                               Corporate Credit Director
                                               Senior Credit Officer


CJB/zkp